Finance costs	12 Months Ended
Dec. 31, 2020
Finance costs
Finance costs

21. Finance costs

	2020	2019	2018
Interest income	35,305	36,874	—
Interest expense on leases	(19,042)	(22,603)	—
Interest cost	(50,460)	(105,915)	(134,307)
Foreign exchange losses	(581,128)	(84,803)	(85,866)
Finance costs	(615,325)	(176,447)	(220,173)

The evolution of the finance costs is mainly driven by foreign exchange losses that increased by CHF 0.5M for the year ended December 31, 2020 compared to the same period in 2019 due to the strengthening of the Swiss franc against the U.S dollar.